                                                           EXHIBIT 99.3

                          INDEPENDENT AUDITORS' REPORT

The Board of Directors
Illinois One Bank, N.A.
Shawneetown, Illinois:

We have audited the accompanying statements of income, changes in stockholder's equity, and cash flows of Illinois One Bank, N.A. (the Bank), a wholly owned subsidiary of Illinois One Bancorp, Inc., for the year ended June 30, 1995. These financial statements are the responsibility of the Bank's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the results of operations and cash flows of Illinois One Bank, N.A. for the year ended June 30, 1995 in conformity with generally accepted accounting principles.

St. Louis, Missouri
August 4, 1995

ILLINOIS ONE BANK, N.A.
(A Wholly Owned Subsidiary of Illinois One Bancorp, Inc.)

Statement of Income

Year ended June 30, 1995


--------------------------------------------------------------------------------------
Interest income:
    Interest and fees on loans                                              $3,202,541
    Interest on interest-bearing deposits in other
       financial institutions                                                    3,687
    Interest and dividends on debt and
       equity securities:
         Taxable                                                             1,414,386
         Exempt from federal income tax                                        529,018
    Interest on federal funds sold                                              76,764
--------------------------------------------------------------------------------------
Total interest income                                                        5,226,396
--------------------------------------------------------------------------------------
Interest expense:
    Interest on deposits                                                     2,057,004
    Interest on federal funds purchased                                            105
--------------------------------------------------------------------------------------
Total interest expense                                                       2,057,109
--------------------------------------------------------------------------------------
Net interest income                                                          3,169,287

Reversal of prior years' provision for loan losses                            (124,000)
--------------------------------------------------------------------------------------
Net interest income after provision for
    loan losses                                                              3,293,287
--------------------------------------------------------------------------------------
Noninterest income:
    Service charges on deposits                                                287,226
    Loss on sale of debt and equity
       securities, net                                                          (6,294)
    Other income                                                               106,179
--------------------------------------------------------------------------------------
Total noninterest income                                                       387,111
--------------------------------------------------------------------------------------
Noninterest expense:
    Salaries                                                                   746,396
    Employee benefits                                                          200,438
    Occupancy and equipment expense                                            401,223
    Professional fees                                                          180,200
    FDIC and other insurance                                                   247,456
    Postage, printing, and supplies                                            140,959
    Director and committee fees                                                 70,535
    Other expenses                                                             241,333
--------------------------------------------------------------------------------------
Total noninterest expense                                                    2,228,540
--------------------------------------------------------------------------------------
Income before income tax expense                                             1,451,858
Income tax expense                                                             377,160
--------------------------------------------------------------------------------------
Net income                                                                  $1,074,698
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------

See accompanying notes to financial statements.

ILLINOIS ONE BANK, N.A.
(A Wholly Owned Subsidiary of Illinois One Bancorp, Inc.)

Statement of Changes in Stockholder's Equity

Year ended June 30, 1995

------------------------------------------------------------------------------------------------------------------------
                                                                                                 Net
                                                                                              unrealized
                                                                                             gain (loss)       Total
                                                                                             on securities     stock-
                                                   Common                     Undivided       available-      holder's
                                                   stock        Surplus        Profits         for-sale        equity
------------------------------------------------------------------------------------------------------------------------
Balance, June 30, 1994                            $550,000     2,810,529      5,612,654        (248,657)     8,724,526

Net income                                             -             -        1,074,698             -        1,074,698
Cash dividends                                         -             -         (630,000)            -         (630,000)
Change in unrealized loss on
    securities available-for-sale                      -             -              -           171,114        171,114
------------------------------------------------------------------------------------------------------------------------
Balance, June 30, 1995                            $550,000     2,810,529      6,057,352         (77,543)     9,340,338
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

ILLINOIS ONE BANK, N.A.
(A Wholly Owned Subsidiary of Illinois One Bancorp, Inc.)

Statement of Cash Flows


Year ended June 30, 1995
------------------------------------------------------------------------------------------------------
Cash flows from operating activities:
    Net income                                                                             $ 1,074,698
    Adjustments to reconcile net income to net cash
       provided by operating activities:
         Depreciation and amortization                                                         279,576
         Provision for loan losses                                                            (124,000)
         Deferred tax expense                                                                  115,130
         Loss on sale of investments in debt
               and equity securities, net                                                        6,294
         Increase in accrued interest
            receivable and other assets                                                        (35,392)
         Decrease in accrued interest
            payable and other liabilities                                                      119,529
------------------------------------------------------------------------------------------------------
Net cash provided by operating activities                                                    1,435,835
------------------------------------------------------------------------------------------------------
Cash flows from investing activities:
    Decrease in interest-bearing deposits in other
       financial institutions                                                                  297,463
    Activity in debt and equity securities available-for-sale:
       Proceeds from sales                                                                     402,476
       Proceeds from principal repayments and maturities                                     2,644,879
       Purchases                                                                              (398,019)
    Activity in debt and equity securities held-to-maturity:
       Proceeds from principal repayments and maturities                                       775,531
       Proceeds from calls                                                                     702,453
       Purchases                                                                              (978,013)
    Net increase in loans                                                                   (3,251,169)
    Purchases of premises and equipment                                                       (257,033)
------------------------------------------------------------------------------------------------------
Net cash used in investing activities                                                          (61,432)
------------------------------------------------------------------------------------------------------
Cash flows from financing activities:
    Net decrease in deposits                                                                (2,067,122)
    Cash dividends paid                                                                       (630,000)
------------------------------------------------------------------------------------------------------
Net cash provided by financing activities                                                   (2,697,122)
------------------------------------------------------------------------------------------------------
Net decrease in cash and cash equivalents                                                   (1,322,719)

Cash and cash equivalents at beginning of year                                               4,059,289
------------------------------------------------------------------------------------------------------
Cash and cash equivalents at end of year                                                   $ 2,736,570
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------

Supplemental information:

    Cash payments for interest                                                             $ 2,035,531
    Cash payments for income taxes                                                             142,521
    Noncash transfers to other real estate in settlement
       of loans                                                                                 13,714
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

ILLINOIS ONE BANK, N.A.
(A Wholly Owned Subsidiary of Illinois One Bancorp, Inc.)

Notes to Financial Statements

Year Ended June 30, 1995

------------------------------------------------------------------------------

(1)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Illinois One Bank, N.A. (the Bank), a wholly owned subsidiary of Illinois One Bancorp, Inc. (Bancorp), is subject to competition from other financial institutions and the regulations of certain regulatory agencies, and undergoes periodic examinations by those regulatory agencies. The following is a description of the more significant accounting policies:

          BASIS OF PRESENTATION

     The financial statements of the Bank have been prepared in conformity with generally accepted accounting principles and conform to predominant practices within the banking industry. The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions, including the determination of the allowance for loan losses, that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

          STATEMENT OF CASH FLOWS

     For purposes of the statement of cash flows, cash and cash equivalents include cash and due from banks, and federal funds sold.

          DEBT AND EQUITY SECURITIES

     At the time of purchase, securities are classified in one of two categories: available-for-sale or held-to-maturity. Held-to-maturity securities are those securities which the Bank has the ability and intent to hold until maturity. All securities not classified as held-to-maturity are classified as available-for-sale.

     Available-for-sale securities are recorded at fair value. Held-to-maturity securities are recorded at amortized cost, adjusted for the amortization or accretion of premiums or discounts. Unrealized gains and losses, net of the related tax effect, on available-for-sale securities are excluded from earnings and reported as a separate component of stockholder's equity until realized.

     A decline in the market value of any available-for-sale or held-to-maturity security below cost that is deemed other than temporary results in a charge to earnings and the establishment of a new cost basis for the security.

     Premiums and discounts are amortized or accreted over the lives of the respective securities, with consideration of historical and estimated prepayment rates for mortgage-backed securities, as an adjustment to yield using the interest method. Dividend and interest income are recognized when earned. Realized gains and losses for securities classified as available-for-sale are included in earnings based on the specific identification method for determining the cost of securities sold.

          LOANS

     Unearned discount on certain installment loans is recognized as income principally on the sum-of-the-digits method over the term of the loan, which approximates the level yield method. Interest on all other loans is recognized based upon the principal amount outstanding using the simple-interest method. The recognition of interest income is discontinued when, in management's judgment, the interest will not be collectible in the normal course of business. Subsequent interest income is recognized only upon receipt. Loans are returned to accrual status only when management believes full collectibility of principal and interest is expected.

                                                               (Continued)
                                      5

ILLINOIS ONE BANK, N.A.

Notes to Financial Statements

------------------------------------------------------------------------------

     During May 1993, the Financial Accounting Standards Board (FASB) issued Statement of Financial Standards (SFAS) No. 114, ACCOUNTING BY CREDITORS FOR IMPAIRMENT OF A LOAN (SFAS 114). During October 1994, the FASB issued SFAS No. 118, ACCOUNTING BY CREDITORS FOR IMPAIRMENT OF A LOAN - INCOME RECOGNITION AND DISCLOSURES (SFAS 118), which amends SFAS 114.

     SFAS 114 (as amended by SFAS 118) defines the recognition criteria for loan impairment and the measurement methods for certain impaired loans and loans whose terms have been modified in troubled-debt restructurings. Impairment of a restructured loan may be measured by either discounting the total expected future cash flows at the loan's effective rate of interest as stated in the original loan agreement or the fair value of the collateral for a collateral-dependent loan.

     Regardless of the historical measurement used, SFAS 114 requires a creditor to measure impairment based on the fair value of the collateral when the creditor has determined foreclosure is probable. SFAS 118 allows a creditor to use its existing nonaccrual methods for recognizing interest income on an impaired loan.

     The Bank adopted the provisions of SFAS 114 and SFAS 118 on January 1, 1995 (the first day of the Bank's fiscal year beginning after December 15, 1994). The initial adoption of SFAS 114 and SFAS 118 did not have a material effect on the Bank's financial position or results of operations. The Bank has elected to continue to use its existing methods for recognizing interest income on impaired loans. The Bank continues to apply all payments received on impaired loans to the outstanding balance of the loan until such time as the loan balance is reduced to zero. Interest income is recognized after all principal has been repaid or an improvement in the condition of the loan has occurred which would warrant resumption of interest accruals.

          ALLOWANCE FOR LOAN LOSSES

     The allowance for loan losses is available to absorb loan charge-offs. The allowance is increased by provisions charged to expense and is reduced by loan charge-offs, net of recoveries. The provision charged to expense each year is that amount which management believes is sufficient to bring the balance of the allowance to a level adequate to absorb potential loan losses, based on knowledge and evaluation of the current loan portfolio and the current economic environment.

     Management believes the allowance for loan losses is adequate to absorb loan losses in the portfolio. While management uses available information to recognize loan losses, future additions to the allowance may be necessary based on changes in economic conditions. In addition, regulatory agencies, as an integral part of the examination process, periodically review the adequacy of the allowance for loan losses. Such agencies may require the Bank to increase the allowance for loan losses based on their judgments about information available to them at the time of their examination.

          PREMISES AND EQUIPMENT

     Premises and equipment are stated at cost less accumulated depreciation. Depreciation is provided using straight-line and accelerated methods over the estimated useful lives of the applicable assets. Property additions and betterments are capitalized while maintenance and repairs which do not extend the useful lives of the assets are expensed as incurred.

                                                               (Continued)
                                      6

ILLINOIS ONE BANK, N.A.

Notes to Financial Statements

------------------------------------------------------------------------------

          OTHER REAL ESTATE OWNED

     Other real estate owned represents property acquired through foreclosure or deeded to the Bank in lieu of foreclosure. Other real estate is initially recorded on an individual asset basis at fair value minus estimated selling costs. If, subsequent to foreclosure, the fair value declines below the recorded value, the deficiency is recorded in a valuation allowance through a provision charged to expense. Subsequent increases in the fair value minus estimated costs are recorded through a reversal of the valuation allowance, but not below zero.

          EXCESS OF COST OVER FAIR VALUE OF NET ASSETS ACQUIRED

     Excess of cost over fair value of net assets acquired (goodwill) is amortized on a straight-line basis over a period of 40 years. Management evaluates the period of amortization continually to determine whether later events warrant a revised estimate.

          INCOME TAXES

     The Bank's parent, Bancorp, and the Bank file a consolidated income tax return. Tax expense is allocated to the Bank by Bancorp as if the Bank was filing a separate return. Provisions for income taxes are based on tax effects of transactions which are included in the determination of pretax accounting income.

(2)  CASH AND DUE FROM BANKS AND CAPITAL REQUIREMENTS

     The Bank is a wholly owned subsidiary of Bancorp. Bancorp relies on dividend payments from the Bank to meet its debt service payments and operating expenses. Bancorp's debt agreement with an unaffiliated bank is secured by 100% of the common stock of the Bank and requires maintenance of minimum stated capital-to-asset ratios and minimum total stockholder's equity balances. Such requirements have been met at June 30, 1995.

     The Bank is subject to various regulatory capital requirements administered by the federal banking agencies. Failure to meet minimum capital requirements can initiate certain mandatory, and possibly additional discretionary, actions by regulators that, if undertaken, could have a direct material effect on the Bank. Under capital adequacy guidelines and the regulatory framework for prompt corrective action, the Bank must meet specific capital guidelines that involve quantitative measures of the Bank's assets, liabilities, and certain off-balance sheet items as calculated under regulatory accounting practices. The Bank's capital amounts and classification are also subject to qualitative judgments by the regulators about components, risk weightings, and other factors.

     Quantitative measures established by regulations to ensure capital adequacy require the Bank to maintain minimum amounts and ratios of total and Tier I capital (as defined in the regulations) to risk-weighted assets (as defined), and of Tier I capital (as defined) to average assets (as defined). Management believes, as of June 30, 1995, the Bank meets all capital adequacy requirements to which it is subject.

     The most recent notification from the Office of the Comptroller of the Currency categorized the Bank as WELL CAPITALIZED under the regulatory framework for prompt corrective action. To be categorized as well capitalized, the Bank must maintain minimum total risk-based, Tier I risk-based, and Tier I leverage ratios. There are no conditions or events since that notification that management believes have changed the Bank's category.

                                                               (Continued)
                                      7

ILLINOIS ONE BANK, N.A.

Notes to Financial Statements

------------------------------------------------------------------------------

(3)  DEBT AND EQUITY SECURITIES

     Proceeds from sales of debt and equity securities for the year ended June 30, 1995 were $402,476. Gross gains of $175 and gross losses of $6,469 were realized on those sales for 1995.


(4)  LOANS

     Transactions in the allowance for loan losses for the year ended June 30, 1995 are as follows:
------------------------------------------------------------------------------
     Balance at beginning of year                                $ 552,306
     Reversal of prior years' provision for loan losses           (124,000)

     Loans charged off                                            (145,091)
     Recoveries of loans previously charged off                    106,333
------------------------------------------------------------------------------
     Net charge-offs                                               (38,758)
------------------------------------------------------------------------------
     Balance at end of year                                      $ 389,548
------------------------------------------------------------------------------
     The Bank grants commercial and agricultural, real estate mortgage, and installment loans to customers in the Bank's immediate geographic lending area. Although the Bank has a diversified loan portfolio, a substantial portion of its borrowers' abilities to honor their contractual obligations is dependent upon the agribusiness economic sector in this geographic lending area. Direct and indirect agricultural loans totaled approximately $8,861,000 at June 30, 1995. Generally, such loans are secured by farm assets and are expected to be repaid from cash flows of the farm operations. The Bank's policy for requiring collateral and access to that collateral is essentially the same as in extending credit to the Bank's other customers.

     A summary of impaired loans at June 30, 1995 follows:
-------------------------------------------------------------------------------
     Nonaccrual loans                                                  $326,000
     Impaired loans continuing to
        accrue interest                                                       -
-------------------------------------------------------------------------------
     Total impaired loans                                              $326,000
-------------------------------------------------------------------------------
     Allowance for loan losses on
        impaired loans                                                 $ 70,600
-------------------------------------------------------------------------------
     Impaired loans with no related
        allowance for loan losses                                      $255,400
-------------------------------------------------------------------------------
     Average balance of impaired loans
        since adoption of SFAS 114 and
        SFAS 118 at January 1, 1995                                    $354,000
-------------------------------------------------------------------------------

                                                               (Continued)
                                      8

ILLINOIS ONE BANK, N.A.

Notes to Financial Statements

------------------------------------------------------------------------------

(5)  PREMISES AND EQUIPMENT

     Depreciation charged to occupancy and equipment expense was $149,878 for the year ended June 30, 1995

     At June 30, 1995, the Bank had certain operating leases for equipment which expire at various dates through 1999. Rent expense of $24,795 was incurred for the year ended June 30, 1995. Minimum future lease payments required are as follows:
-------------------------------------------------------------------------------
     Year ending June 30:
           1996                             $  13,680
           1997                                11,940
           1998                                11,175
           1999                                 7,830
-------------------------------------------------------------------------------
                                            $  44,625
-------------------------------------------------------------------------------
(6)  INTEREST-BEARING DEPOSITS

     Interest expense on deposits for the year ended June 30, 1995 consists of the following:
-------------------------------------------------------------------------------
     NOW and money market demand accounts                 $     535,538
     Savings                                                    396,136
     Time deposits $100,000 and over                             84,299
     Other time deposits                                      1,041,031
-------------------------------------------------------------------------------
                                                          $   2,057,004
-------------------------------------------------------------------------------
(7)  INCOME TAXES

     The composition of income tax expense for the year ended June 30, 1995 is as follows:
-------------------------------------------------------------------------------
     Current - federal                                     $   190,530
     Current - state                                            71,500
     Deferred taxes                                            115,130
-------------------------------------------------------------------------------
     Income tax expense                                    $   377,160
-------------------------------------------------------------------------------

                                                               (Continued)
                                      9

ILLINOIS ONE BANK, N.A.

Notes to Financial Statements

------------------------------------------------------------------------------

     Expected income tax expense, computed by applying the effective federal statutory income tax rate of 34% to income before income tax expense, is reconciled to actual income tax expense as follows:
-------------------------------------------------------------------------------
     Computed "expected" income tax expense                $ 493,631
     Increase (decrease) in taxes resulting from:
        Tax-exempt interest income                          (179,543)
        State tax, net of federal benefit                     47,190
        Goodwill amortization                                 14,289
        Other, net                                             1,593
-------------------------------------------------------------------------------
     Income tax expense                                    $ 377,160
-------------------------------------------------------------------------------

(8)  EMPLOYEE BENEFIT PLAN

     The Bank maintains a defined contribution 401(k) employee benefit plan covering substantially all employees. The Bank makes contributions to the plan equal to 4% of covered employees' annual salaries. Employees are allowed to make additional contributions up to 15% of their annual salary. Employer contributions to the plan were $26,420 for the year ended June 30, 1995.

     Postretirement benefits other than the 401(k) plan are generally not provided for the Bank's employees.

(9)  COMMITMENTS AND CONTINGENT LIABILITIES

     The Bank is a party to financial instruments with off-balance sheet risk in the normal course of business to meet the financing needs of its customers. These financial instruments include commitments to extend credit and standby letters of credit. Those instruments involve, to varying degrees, elements of credit risk in excess of the amount recognized in the balance sheet.

     The Bank's exposure to credit loss in the event of nonperformance by the other party to the financial instrument for commitments to extend credit and standby letters of credit is represented by the contractual amount of those instruments. The Bank uses the same credit policies in making commitments and conditional obligations as it does for financial instruments included on the balance sheet. The contractual amount of off-balance-sheet financial instruments which represents credit risk as of June 30, 1995 is as follows:
-------------------------------------------------------------------------------
     Commitments to extend credit                         $   2,499,034
     Standby letters of credit                                   65,000
-------------------------------------------------------------------------------
     Commitments to extend credit are agreements to lend to a customer as long as there is no violation of any condition established in the contract. Standby letters of credit are conditional commitments issued by the Bank to guarantee the performance of a customer to a third party. Commitments and standby letters of credit generally have fixed expiration dates or other termination clauses and may require payment of a fee. Since certain of the commitments and letters of credit are expected to expire without being drawn upon, the total commitment and letter of credit amounts do not necessarily represent future cash requirements. The Bank evaluates each customer's creditworthiness on a case-by-case basis. The amount of collateral obtained,

                                                               (Continued)
                                      10

ILLINOIS ONE BANK, N.A.

Notes to Financial Statements

------------------------------------------------------------------------------

     if deemed necessary by the Bank upon extension of credit, is based on management's credit evaluation of the customer. Collateral held varies but may include accounts receivable; inventory; property, plant, and equipment; investments in debt securities; deposits with financial institutions; residential real estate; and income-producing commercial properties.

     Various legal claims have arisen during the normal course of business which, in the opinion of management after discussion with legal counsel, will not result in any material liability to the Bank.


                                      11